SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 26, 2010 (October 25, 2010)

Date of Report

(Date of Earliest Event Reported)

Synovus Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Georgia (State of Incorporation)	1-10312 (Commission File Number)	58-1134883 (IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2311

(Registrant’s telephone number, including area code)

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On October 25, 2010, Synovus Financial Corp. (the “Company”) made available the slide presentation (“Slide Presentation”) prepared for use with the Company’s October 25, 2010 earnings press release and earnings conference call held on October 25, 2010 at 4:30 p.m., Eastern time. The Slide Presentation was posted on the Company’s website prior to the commencement of the earnings conference call.

Pursuant to General Instruction F to Current Report on Form 8-K, the Slide Presentation is attached to this Current Report as Exhibit 99.1 and incorporated into this Item 7.01 by reference. The information contained in this Item 7.01, including the information set forth in the Slide Presentation filed as Exhibit 99.1 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits

	Exhibit No.	Description

	99.1	Slide presentation used in connection with the October 25, 2010 earnings conference call

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP. (“Synovus”)

Dated: October 26, 2010	By:	/s/ Samuel F. Hatcher
Executive Vice President, General Counsel and Secretary

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